EXHIBIT 10.2

EXECUTION COPY

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (i) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE BORROWER REPRESENTATIVE, THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (ii) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER THE ACT. NOTWITHSTANDING THE FOREGOING, THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE, PROVIDED SUCH PLEDGE IS MADE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

UNSECURED REPLACEMENT NOTE

Issuance Date: February 27, 2024	Principal: U.S. $4,114,930.60

FOR VALUE RECEIVED, Midwest Energy Emissions Corp., a Delaware corporation (the “Borrower”) hereby promises to pay to the order of AC Midwest Energy LLC, a Delaware limited liability company or its registered assigns (the “Lender”) the amount set out above as the Principal pursuant to the terms of that certain Unsecured Debt Restructuring Agreement dated as of February 27, 2024, by and among the Borrower, MES, Inc., a North Dakota corporation (“MES”) and the Lender (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time the “Debt Restructuring Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Debt Restructuring Agreement.

The Credit Parties hereby, jointly and severally, promise to pay accrued and unpaid interest, if any, on the Principal on the dates, rates and in the manner provided for in the Debt Restructuring Agreement.  This Unsecured Replacement Note is referred to herein and in the Debt Restructuring Agreement as the “New Note” and all New Notes issued in exchange, transfer, or replacement hereof in accordance with the terms of the Debt Restructuring Agreement are referred to herein and in the Debt Restructuring Agreement collectively as the “New Notes”.  This New Note completely replaces the Unsecured Note as defined in the Debt Restructuring Agreement which shall be of no further force and effect.

This New Note is subject to optional and mandatory prepayment on the terms specified in the Debt Restructuring Agreement.  At any time an Event of Default exists, the Principal of this New Note, together with all accrued and unpaid interest, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Debt Restructuring Agreement.

Repayment of this New Note is guaranteed by the Guarantor in accordance with the terms set forth in Article 7 of the Debt Restructuring Agreement.

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All payments in respect of this New Note are to be made in lawful money of the United States of America by wire transfer to the account identified by the Holder in writing to the Borrower.

This New Note may be assigned by the Lender, subject to the terms of Section 9.8 of the Debt Restructuring Agreement. This New Note is a registered New Note and, as provided in the Debt Restructuring Agreement, upon surrender of this New Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a replacement New Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrower may treat the person in whose name this New Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrower will not be affected by any notice to the contrary.

This New Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this New Note and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The parties hereto (a) agree that any legal action or proceeding with respect to this New Note shall be brought in any state or federal and state court located within New York, New York, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this New Note brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE LENDER AND THE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NEW NOTE.

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Signature page follows.]

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IN WITNESS WHEREOF, Borrower has caused this Unsecured Replacement Note to be duly executed as of the date set out above.

BORROWER

Midwest Energy Emissions Corp.

By:	/s/ Richard MacPherson
Name: Richard MacPherson
Its: Chief Executive Officer

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